1 Exhibit 99.2

2 2 NASDAQ: QCOR NASDAQ: QCOR March 2011 March 2011

Safe Harbor Statement
Note: Except for the historical information contained herein, this press release contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “believes,” “continue,” “could,”
“estimates,” “expects,” “growth,” “may,” “plans,” “potential,” “should,” “substantial” or “will” or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: Our reliance on Acthar for substantially all of our net sales and profits; The complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions; The lack of patent protection for Acthar; and the possible FDA approval and market introduction of competitive products;
Our ability to generate revenue from sales of Acthar to treat on-label indications associated with NS, and our ability to develop other therapeutic uses for Acthar; Research and development risks, including risks associated with Questcor's preliminary work in the area of nephrotic syndrome and our reliance on third-parties to conduct research and development and the ability of research and development to generate successful results; Regulatory changes or other policy actions by governmental authorities and other third parties as recently adopted U.S. healthcare reform legislation is implemented; Our ability to receive high reimbursement levels from third party payers; An increase in the proportion of our Acthar unit sales comprised of Medicaid-eligible patients and government entities; Our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients  and the impact that unforeseen invoicing of historical Medicaid sales may have upon our results; Our ability to operate within an industry that is highly regulated at both the Federal and state level; Our ability to effectively manage our growth and our reliance on key personnel;
The impact to our business caused by economic conditions; Our ability to protect our proprietary rights; Our ability to maintain effective controls over financial reporting; The risk of product liability lawsuits; Unforeseen business interruptions; Volatility in
Questcor's monthly and quarterly Acthar shipments and end-user demand, as well as volatility in our stock price; and Other risks discussed in Questcor's annual report on Form 10-K for the year ended December 31, 2010 and other documents filed with the
Securities and Exchange Commission.
The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.
Note: Except for the historical information contained herein, this press release contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “believes,” “continue,” “could,”
“estimates,” “expects,” “growth,” “may,” “plans,” “potential,” “should,” “substantial” or “will” or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: Our reliance on Acthar for substantially all of our net sales and profits; The complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions; The lack of patent protection for Acthar; and the possible FDA approval and market introduction of competitive products;
Our ability to generate revenue from sales of Acthar to treat on-label indications associated with NS, and our ability to develop other therapeutic uses for Acthar; Research and development risks, including risks associated with Questcor's preliminary work in the area of nephrotic syndrome and our reliance on third-parties to conduct research and development and the ability of research and development to generate successful results; Regulatory changes or other policy actions by governmental authorities and other third parties as recently adopted U.S. healthcare reform legislation is implemented; Our ability to receive high reimbursement levels from third party payers; An increase in the proportion of our Acthar unit sales comprised of Medicaid-eligible patients and government entities; Our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients  and the impact that unforeseen invoicing of historical Medicaid sales may have upon our results; Our ability to operate within an industry that is highly regulated at both the Federal and state level; Our ability to effectively manage our growth and our reliance on key personnel;
The impact to our business caused by economic conditions; Our ability to protect our proprietary rights; Our ability to maintain effective controls over financial reporting; The risk of product liability lawsuits; Unforeseen business interruptions; Volatility in
Questcor's monthly and quarterly Acthar shipments and end-user demand, as well as volatility in our stock price; and Other risks discussed in Questcor's annual report on Form 10-K for the year ended December 31, 2010 and other documents filed with the
Securities and Exchange Commission.
The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.

Questcor Overview
A biopharmaceutical company
whose product helps patients with serious,
difficult-to-treat medical conditions
A biopharmaceutical company
whose product helps patients with serious,
difficult-to-treat medical conditions

Questcor Overview
Flagship Product:
Flagship Product:
• Profitable, cash flow positive, $127M in cash, debt-free
• Profitable, cash flow positive, $127M in cash, debt-free
• 19 approved indications
• 19 approved indications
Key Markets:
Key Markets:
• Multiple Sclerosis, Infantile Spasms, Nephrotic Syndrome
• Combined markets opportunity exceeds $1.5 billion
• Multiple Sclerosis, Infantile Spasms, Nephrotic Syndrome
• Combined markets opportunity exceeds $1.5 billion
Strategy:
Strategy:
• Grow Acthar sales in each key market
• Grow Acthar sales in each key market
Financials:
Financials:

History of Acthar
1952
First
Approved
1968-1973
DESI Review
Label Expands
1950 1950
1978
MS Indication Added
2000 2000
2001
Questcor Acquires
Acthar
2010
Label Modernized
19 Indications
2007
Questcor Changes
Strategy
2010 2010

7 Significant Barriers to Entry

8 Questcor Growth Engine Multiple Sclerosis (MS) Multiple Sclerosis (MS) Infantile Spasms (IS) Infantile Spasms (IS) Nephrotic Nephrotic Syndrome (NS) Syndrome (NS)

Large Market Opportunity
~$65M
~$65M
~$40M
~$40M
~$3M
~$3M
~$5M
~$5M
$1B+
MS Sales
IS Sales NS Sales
$500M to $2B+
$100M
$1B+
Other Sales
Current**
Market*
*Represents estimated net sales market opportunity based on internal company estimates
** Represents approximate current net sales  annualized run rate based on internal company estimates

Acthar and MS
•
Neurodegenerative
disorder
•
Acute treatment for
relapses
•
Dosing period is 1-2
weeks*
•
$40K-$50K/Rx
Acthar
Acthar
when
when
“Steroids are
“Steroids are
not suitable”
not suitable”
*Based on prescription data

MS Sales - Record of Consistent Growth
New  Paid Rxs
New  Paid Rxs
Notes: Historical trend information is not necessarily indicative of future results.  Chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the table.
Numbers in the  bars show the number of sales people
making calls at the end of the quarter.

12 $500M to $2B+ Potential Market Multiple Sclerosis *Data on this slide is based on US only. Based on internal company estimates.

•
Q4-2010 results
–
Q4-10 new paid Rxs up 66% vs. Q409
–
MS sales over 50% of QCOR sales
–
Over $65M annualized run rate
–
Approximately one in six Rxs is a repeat patient
•
Growing number of Acthar prescribers
–
But only ~400 out of 8,000 neurologists
•
Speakers bureau growing
•
Q4-2010 results
–
Q4-10 new paid Rxs up 66% vs. Q409
–
MS sales over 50% of QCOR sales
–
Over $65M annualized run rate
–
Approximately one in six Rxs is a repeat patient
•
Growing number of Acthar prescribers
–
But only ~400 out of 8,000 neurologists
•
Speakers bureau growing
MS Trends

14 MS Sales Calls vs. Paid New Rxs *MS call data approximate

Sales Force Expansion
•
Doubled sales force:  hiring/training Aug-Oct 2010
(38 to 77 sales reps)
•
Newly expanded sales force began call activity Nov 1
–
Significant increase in MS-treating neurologists targeted for sales calls
–
Now also targeting child neurologists for IS sales calls
•
MS paid Rxs increasing since November 1
–
November matched previous monthly record
–
December set new record
–
January near previous record level
–
February set new record
•
Doubled sales force:  hiring/training Aug-Oct 2010
(38 to 77 sales reps)
•
Newly expanded sales force began call activity Nov 1
–
Significant increase in MS-treating neurologists targeted for sales calls
–
Now also targeting child neurologists for IS sales calls
•
MS paid Rxs increasing since November 1
–
November matched previous monthly record
–
December set new record
–
January near previous record level
–
February set new record

•
Devastating, refractory form of childhood epilepsy
–
Very poor developmental outcome if inadequately treated
•
Not responsive to standard anti-epileptic drugs
•
Ultra-rare orphan disorder
–
1,500 to 2,000 patients annually
•
Typically occurs in children less than 2 years old
•
Characterized by
–
“spasms” -- a specific type of seizure
–
“hypsarrhythmia” -- abnormal EEG pattern
•
Devastating, refractory form of childhood epilepsy
–
Very poor developmental outcome if inadequately treated
•
Not responsive to standard anti-epileptic drugs
•
Ultra-rare orphan disorder
–
1,500 to 2,000 patients annually
•
Typically occurs in children less than 2 years old
•
Characterized by
–
“spasms” -- a specific type of seizure
–
“hypsarrhythmia” -- abnormal EEG pattern
Infantile Spasms

•
Used by over half of child neurologists
•
FDA approval 10/15/10
– 7 year orphan exclusivity for IS indication
•
Crisis therapy
•
Treatment for 2-4 weeks*
•
In a randomized, single-blinded, controlled study, 87% of
patients achieved overall response (no spasms and no
hypsarrhythmia) at two weeks versus 29% on prednisone
•
$100K-$125K/Rx
– About half of patients receive drug for free
•
Used by over half of child neurologists
•
FDA approval 10/15/10
– 7 year orphan exclusivity for IS indication
•
Crisis therapy
•
Treatment for 2-4 weeks*
•
In a randomized, single-blinded, controlled study, 87% of
patients achieved overall response (no spasms and no
hypsarrhythmia) at two weeks versus 29% on prednisone
•
$100K-$125K/Rx
– About half of patients receive drug for free
Acthar and IS
*Based on prescription data

•
Significant variability in quarterly prescriptions
•
Q4-2010 sales within historic range
•
Promotion effort began 11/1/10
•
Potential to increase IS revenue
–
Acthar currently used to treat 30-50% of IS patients
•
Significant variability in quarterly prescriptions
•
Q4-2010 sales within historic range
•
Promotion effort began 11/1/10
•
Potential to increase IS revenue
–
Acthar currently used to treat 30-50% of IS patients
IS Sales Plan

•
Characterized by excessive spilling of protein from the
kidney into the urine (proteinuria)
•
Can result in end-stage renal disease (ESRD), dialysis,
transplant
•
Significant unmet need
–
Few treatment options
•
Characterized by excessive spilling of protein from the
kidney into the urine (proteinuria)
•
Can result in end-stage renal disease (ESRD), dialysis,
transplant
•
Significant unmet need
–
Few treatment options
Nephrotic Syndrome

•
FDA-approved on label indication for reduction of
proteinuria in:
–
Idiopathic types of nephrotic syndrome
• Idiopathic membranous nephropathy
• Focal segmental glomerular sclerosis (FSGS)
• IgA nephropathy
–
Lupus nephritis
•
Treatment for 4-6 months*
•
$150K-250K/Rx
•
FDA-approved on label indication for reduction of
proteinuria in:
–
Idiopathic types of nephrotic syndrome
• Idiopathic membranous nephropathy
• Focal segmental glomerular sclerosis (FSGS)
• IgA nephropathy
–
Lupus nephritis
•
Treatment for 4-6 months*
•
$150K-250K/Rx
Acthar and NS
*Based on prescription data

•
Available November 2010
•
Case series showed response from Acthar in refractory
idiopathic membranous nephropathy (on-label)
–
9 of 11 patients met response criteria
•
Positive signal received in diabetic nephropathy
investigator initiated trial (not on-label)
–
9 of 15 patients on Acthar met response criteria and none have required dialysis
•
Available November 2010
•
Case series showed response from Acthar in refractory
idiopathic membranous nephropathy (on-label)
–
9 of 11 patients met response criteria
•
Positive signal received in diabetic nephropathy
investigator initiated trial (not on-label)
–
9 of 15 patients on Acthar met response criteria and none have required dialysis
Proof of Concept Data

•
Dose response trial for idiopathic membranous
nephropathy (on-label)
–
$5-7M multi-center trial, n~100
–
Reduction of proteinuria is endpoint
•
Presently designing a well controlled study in
collaboration with FDA for diabetic nephropathy (off-
label)
–
Proof-of-concept study with different dosing regimens and a
placebo
–
Objectives will be to determine if Acthar is efficacious and safe in a placebo controlled study
–
If successful, next step will be a larger Phase II trial
•
Dose response trial for idiopathic membranous
nephropathy (on-label)
–
$5-7M multi-center trial, n~100
–
Reduction of proteinuria is endpoint
•
Presently designing a well controlled study in
collaboration with FDA for diabetic nephropathy (off-
label)
–
Proof-of-concept study with different dosing regimens and a
placebo
–
Objectives will be to determine if Acthar is efficacious and safe in a placebo controlled study
–
If successful, next step will be a larger Phase II trial
R&D Effort in NS

•
Nov 2010 ASN meeting
–
First meeting with commercial team presence
–
Data presented via podium/posters
–
30+ doctor advisory board meeting
•
Hired 5 reps to sell Acthar to nephrologists
–
Develop selling process and generate sales
–
Initiate sales efforts in early March 2011
–
Expand sales force if sales increase
•
Peer review publication of case series in March 2011
•
Nov 2010 ASN meeting
–
First meeting with commercial team presence
–
Data presented via podium/posters
–
30+ doctor advisory board meeting
•
Hired 5 reps to sell Acthar to nephrologists
–
Develop selling process and generate sales
–
Initiate sales efforts in early March 2011
–
Expand sales force if sales increase
•
Peer review publication of case series in March 2011
NS Business Plan

•
MS - Build on sales momentum,
lots of market headroom
•
IS - Incremental market
share growth
•
NS - Establish Acthar
as a therapeutic alternative
in this sizeable market
•
MS - Build on sales momentum,
lots of market headroom
•
IS - Incremental market
share growth
•
NS - Establish Acthar
as a therapeutic alternative
in this sizeable market
Immediate Acthar Growth Opportunities
*
Represents estimated net sales market opportunity based on internal company estimates
** Represents approximate current net sales  annualized run rate based on internal company estimates

25 Financials Profitable Profitable Debt Free Debt Free Cash Flow Positive Cash Flow Positive

2010 Financial Results
Record Sales (up 30%) and Solid Earnings (EPS up 35%)
Record Sales (up 30%) and Solid Earnings (EPS up 35%)
Net Sales ($M) Net Sales ($M)
Gross Margin Gross Margin
Operating Inc ($M) Operating Inc ($M)
EPS EPS
$115.1 $115.1
93% 93%
$53.8 $53.8
$0.54 $0.54
$ $
92% 92%
$41.2 $41.2
$0.40 $0.40
2010 2009
88.3 88.3

Questcor is Cash Flow Positive
Debt-free balance sheet
Debt-free balance sheet
*After return of $67 million of cash to shareholders through share repurchases.
Cash / ST Investment Cash / ST Investment
Accounts Receivable Accounts Receivable
$127M* $127M*
$17M $17M
2/18/11

•
Expanded sales force to pursue MS/IS
•
Dedicated pilot NS sales team starting March 2011
•
Develop other markets for Acthar
–
Acthar is its own pipeline with 15 other on-label
and many possible other therapeutic uses
–
Further defining and developing the unique
characteristics of Acthar
•
No business development efforts
planned
•
Expanded sales force to pursue MS/IS
•
Dedicated pilot NS sales team starting March 2011
•
Develop other markets for Acthar
–
Acthar is its own pipeline with 15 other on-label
and many possible other therapeutic uses
–
Further defining and developing the unique
characteristics of Acthar
•
No business development efforts
planned
Go Forward Plan - Sell More Acthar

•
Questcor is streamlined, focused &
profitable
•
Acthar has sustainable competitive
advantages
•
Focus on substantial growth in MS sales
•
Recent IS approval/label modernization
•
Possible upside with NS
•
Market sizes have good growth potential
•
Cash flow positive/no debt
•
Questcor is streamlined, focused &
profitable
•
Acthar has sustainable competitive
advantages
•
Focus on substantial growth in MS sales
•
Recent IS approval/label modernization
•
Possible upside with NS
•
Market sizes have good growth potential
•
Cash flow positive/no debt
Investment Highlights

30 30 NASDAQ: QCOR NASDAQ: QCOR March 2011 March 2011

31